                                                                 EXHIBIT 10.28


================================================================================


                               FIRST AMENDMENT TO

                     AMENDED AND RESTATED CREDIT AGREEMENT

                                     among

                        INTERNATIONAL WIRE GROUP, INC.,
                                  as Borrower,

                      INTERNATIONAL WIRE HOLDING COMPANY,
                                 as Guarantor,

                             CAMDEN WIRE CO., INC.,

                              The Several Lenders
                       from Time to Time Parties Hereto,

                           THE CHASE MANHATTAN BANK,
                            as Administrative Agent,

                                      and

                             BANKERS TRUST COMPANY,
                             as Documentation Agent

                     _____________________________________

                             CHASE SECURITIES INC.

                                      and

                           BT SECURITIES CORPORATION,
                                  as Arrangers

                     _____________________________________

                           Dated as of June 17, 1997

================================================================================

                              TABLE OF CONTENTS


                                                                                     Page
                                                                                     ----
1.  Amendments to Section 1.1 of the Credit Agreement . . . . . . . . . . . . . . . .   1
2.  Amendment to Section 2 of the Credit Agreement. . . . . . . . . . . . . . . . . .   7
3.  Amendment to Subsection 3.1 of the Credit Agreement . . . . . . . . . . . . . . .   7
4.  Amendment to Subsection 5.24 of the Credit Agreement. . . . . . . . . . . . . . .   7
5.  Amendment to Subsection 7.7 of the Credit Agreement . . . . . . . . . . . . . . .   7
6.  Amendment to Subsection 8.2 of the Credit Agreement . . . . . . . . . . . . . . .   7
7.  Amendment to Subsection 8.4 of the Credit Agreement . . . . . . . . . . . . . . .   8
8.  Amendment to Subsection 8.7 of the Credit Agreement . . . . . . . . . . . . . . .   8
9.  Amendment to Subsection 8.10 of the Credit Agreement. . . . . . . . . . . . . . .   8
10. Amendment to Subsection 12.1 of the Credit Agreement  . . . . . . . . . . . . . .   9
11. Amendment to Schedule 1.1 to the Credit Agreement . . . . . . . . . . . . . . . .   9
12. Consent to Additional Senior Subordinated Notes . . . . . . . . . . . . . . . . .   9
13. Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . .   9
         (a) Financial Condition  . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         (b) Corporate Power; Authorization; Enforceable Obligation . . . . . . . . .   9
         (c) No Legal Bar . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         (d) Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

14. Conditions to Effectiveness of this Amendment . . . . . . . . . . . . . . . . . .  10
         (a) Amendment; Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         (b) Receipt of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         (c) Corporate Proceedings of the Credit Parties  . . . . . . . . . . . . . .  11
         (d) Incumbency Certificates  . . . . . . . . . . . . . . . . . . . . . . . .  11
         (e) Corporate Documents  . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         (f) Certificate Regarding Subordinated Notes . . . . . . . . . . . . . . . .  11
         (g) Guarantees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         (h) Consents, Licenses and Approvals . . . . . . . . . . . . . . . . . . . .  12
         (i) Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         (j) Borrowing Certificate  . . . . . . . . . . . . . . . . . . . . . . . . .  12
         (k) Legal Opinions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         (l) Borrowing Base Certificate . . . . . . . . . . . . . . . . . . . . . . .  12
         (m) No Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         (n) Representations and Warranties . . . . . . . . . . . . . . . . . . . . .  12

15. Confirmation of Guarantees  . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

16. Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         (a) Effect . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         (b) Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         (c) Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         (d) Integration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         (e) Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         (f) Submission To Jurisdiction; Waivers  . . . . . . . . . . . . . . . . . .  14
         (g) Acknowledgements . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         (h) Waivers of Jury Trial  . . . . . . . . . . . . . . . . . . . . . . . . .  14
         (i) Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

            TABLE OF ANNEXES, SCHEDULES AND EXHIBITS TO AMENDMENT

ANNEXES

       A      Amended Section 2 of Credit Agreement

EXHIBITS

       A      Form of Opinion of Counsel to the Credit Parties

SCHEDULES

       1.1    Addresses for Notices; Commitments
       5.4    Required Consents

            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         FIRST AMENDMENT, dated as of June 17, 1997, to the Amended and Restated Credit Agreement, dated as of February 12, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among INTERNATIONAL WIRE GROUP, INC., a Delaware corporation (the "Borrower"), INTERNATIONAL WIRE HOLDING COMPANY, a Delaware corporation ("Holdings"), CAMDEN WIRE CO., INC., a New York corporation ("Camden"), the several banks and other financial institutions from time to time parties thereto (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent"), and BANKERS TRUST COMPANY, as documentation agent for the Lenders thereunder (in such capacity, the "Documentation Agent"). Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, Holdings, the Lenders, the Administrative Agent and the Documentation Agent are parties to the Credit Agreement; and

         WHEREAS, the Borrower desires to issue the Additional Senior Subordinated Notes (as defined below); and

         WHEREAS, the Borrower has requested (i) that the Lenders consent to the issuance of the Additional Senior Subordinated Notes (as hereinafter defined), (ii) that the Tranche C Term Loan Lenders convert their outstanding Tranche C Term Loans to Tranche B Term Loans on the Effective Date (as hereinafter defined), (iii) that the proceeds of the issuance of the Additional Subordinated Notes be allocated to the prepayment of the Loans as follows (the "Agreed Allocation"): first, to the Tranche A Loans until the aggregate principal amount outstanding thereunder is $25,000,000; second, to the Tranche B Loans (which will be combined with the Tranche C Loans as provided herein, collectively the "Combined Tranche B Loans"), until the aggregate principal amount outstanding under the Combined Tranche B Loans is $160,500,000; and third, to the extent of the remaining proceeds, to the Revolving Credit Loans,
(iv) permission to repurchase the Exchange Notes in an amount not to exceed $5,700,000 including related accrued interest and premium, and (v) certain related amendments to the Credit Agreement;

         NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

         1.      Amendments to Section 1.1 of the Credit Agreement. (a) Section
1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the proper alphabetical order:

                 ""Additional Senior Subordinated Note Documents": the collective reference to the Additional Senior Subordinated

         Notes, the Additional Senior Subordinated Note Indenture, the Additional Senior Subordinated Note Purchase Agreement and all other agreements or instruments executed in connection with the Additional Senior Subordinated Notes, as the same may be amended, supplemented or otherwise modified from time to time in accordance with subsection 8.10; individually a "Additional Senior Subordinated Note Document."

                 "Additional Senior Subordinated Note Indenture": the Indenture dated as of June 17, 1997 among the Borrower, the Subsidiary Guarantors (as defined therein), and IBJ Schroder Bank & Trust Company as trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with subsection 8.10.

                 "Additional Senior Subordinated Note Purchase Agreement": the reference to the Purchase Agreement dated June 11, 1997 among the Borrower, the Subsidiary Guarantors (as defined therein), Chase Securities Inc., BT Securities Corporation and certain other parties thereto, pursuant to which the Borrower issues or sells Additional Senior Subordinated Notes, as the same may be amended, supplemented or otherwise modified from time to time in accordance with subsection 8.10.

                 "Additional Senior Subordinated Notes": the $150,000,000 aggregate principal amount of 11-3/4% Series B Senior Subordinated Notes due 2005 of the Borrower, as the same may be amended, supplemented or otherwise modified from time to time in accordance with subsection 8.10.

                 "Agreed Allocation": as set forth in the recitals hereto.

                 "Consolidated Senior Debt": at a particular date, with respect to the Borrower, the aggregate Consolidated Total Debt less Consolidated Subordinated Indebtedness.

                 "Consolidated Subordinated Indebtedness": at a particular date, with respect to the Borrower, the aggregate principal amount of Indebtedness outstanding under the Senior Subordinated Notes, the Exchange Notes and the Additional Senior Subordinated Notes as such Indebtedness may be amended, supplemented or otherwise modified in accordance with subsection 8.10(b).

                 "ECF Percentage": 75%; provided that the percentage will be reduced to zero if the ratio of Consolidated Total Debt of the Borrower and its Subsidiaries to Consolidated EBITDA of the Borrower and its Subsidiaries, for the most recently completed fiscal year (determined in accordance with subsection 8.1(c)) is ( 3.75:1.0.

                 "Effective Date": the date on which all conditions set forth in Section 16 are met.""

                 (b) Section 1.1 of the Credit Agreement is further amended by deleting therefrom the definitions of Additional Term Loans, Additional Tranche A Term Loan, Additional

         Tranche A Term Loan Commitment, Additional Tranche B Term Loan, Additional Tranche B Term Loan Commitment, Applicable Margin, Consolidated Total Debt, Excess Cash Flow, Interest Coverage Ratio, Revolving Credit Commitment Termination Date, Second Additional Term Loans, Term Loan Commitments, Term Loan Lender, Term Note and Term Notes, Total Credit Percentage, Tranche A Term Loan Commitment, Tranche B Term Loan Commitment and inserting in lieu thereof the following corresponding new definitions:

                 ""Additional Term Loans": the collective reference to the Additional Tranche A Term Loans.

                 "Additional Tranche A Term Loan": any term loan made by a Tranche A Term Loan Lender on the Second Amendment Closing Date.

                 "Additional Tranche A Term Loan Commitment": as to any Tranche A Term Loan Lender, its obligation to make an Additional Tranche A Term Loan to the Borrower on the Second Amendment Closing Date.

                 "Additional Tranche B Term Loan": any term loan made by a Tranche B Term Loan Lender on the Second Amendment Closing Date.

                 "Additional Tranche B Term Loan Commitment": as to any Tranche B Term Loan Lender, its obligation to make an Additional Tranche B Term Loan to the Borrower on the Second Amendment Closing Date.

                 "Applicable Margin": for each Type of Loan, the rate per annum set forth under the relevant column heading below:


Alternate Base Rate Loans
Type                                                   Applicable Margin
-------------------------                              -----------------
Tranche A Term Loans                                   1/2%
Tranche B Term Loans                                   1%
Revolving Credit Loans                                 1/2%
 (including Swing Line Loans)


Eurodollar Rate Loans
Type                                                   Applicable Margin
---------------------                                  -----------------
Tranche A Term Loans                                   1-1/2%
Tranche B Term Loans                                   2%
Revolving Credit Loans                                 1-1/2%

         ; provided that in the event that the ratio of Consolidated Senior Debt of the Borrower as of the most recent fiscal quarter to Consolidated EBITDA (calculated in accordance with subsection 8.1(c)) of the Borrower, is as set forth in the relevant column heading below for any quarterly period, any such Applicable Margin with respect to Tranche A Term Loans and Revolving Credit Loans (including in the case of Alternate Base Rate Loans, Swing Line Loans) shall be as provided in the relevant column heading below, but in no event shall any such reductions be effective prior to the first anniversary of the Effective Date:

Relevant Ratio of                   Applicable
Consolidated Senior                 Margin For             Applicable Margin
Debt to Consolidated                Eurodollar             for Alternate Base
EBITDA                              Loans                  Rate Loans
--------------------                ----------             ------------------
1.75x and above                      1-1/2%                      1/2%

1.50x to but excluding 1.75x         1-1/4%                      1/4%

Below 1.50x                            1%                          0%

         if the financial statements required to be delivered pursuant to subsection 7.1(a) or 7.1(b), as applicable, and the related compliance certificate required to be delivered pursuant to subsection 7.2(b), are delivered on or prior to the date when due (or, in the case of the fourth quarterly period of each fiscal year of the Borrower, if financial statements which satisfy the requirements of, and are delivered within the time period specified in, subsection 7.l(b) and a related compliance certificate which satisfies the requirements of, and is delivered within the time period specified in, subsection 7.2(b), with respect to any such quarterly period are so delivered within such time periods), then the Applicable Margin in respect of the Revolving Credit Loans and the Tranche A Term Loans from the date upon which such financial statements were delivered shall be the Applicable Margin as set forth in the relevant column heading above; provided, however, that in the event that the financial statements delivered pursuant to subsection 7.1(a) or 7.1(b), as applicable, and the related compliance certificate required to be delivered pursuant to subsection 7.2(b), are not delivered when due, then:

                          (a) if such financial statements and certificate are
                 delivered after the date such financial statements and certificate were required to be delivered (without giving effect to any applicable cure period) and the Applicable Margin increases from that previously in effect as a result of the delivery of such financial statements and certificate, then the Applicable Margin in respect of Revolving Credit Loans (including in the case of Alternate Base Rate Loans, Swing Line Loans) and Tranche A Term Loans during the period from the date upon which such financial statements and certificate were required to be delivered (without giving effect to any applicable cure period) until the date upon which they actually are delivered shall, except as otherwise provided in clause (c) below, be the Applicable Margin as so increased;

                          (b) if such financial statements and certificate are
                 delivered after the date such financial statements and certificate were required to be delivered (without giving effect to any applicable cure period) and the Applicable Margin decreases from that previously in effect as a result of the delivery of such financial statements and certificate, then such decrease in the Applicable Margin shall not become applicable until the date upon which such financial statements and certificate actually are delivered; and

                          (c) if such financial statements and certificate are
                 not delivered prior to the expiration of the applicable cure period, then, effective upon such expiration, for the period from the date upon which such financial statements and certificate were required to be delivered (after the expiration of the applicable cure period) until two Business Days following the date upon which they actually are delivered, the Applicable Margin in respect of Revolving Credit Loans (including in the case of Alternate Base Rate Loans, Swing Line Loans) and Tranche A Term Loans shall be 1-1/2%, in the case of Eurodollar Loans, and 1/2%, in the case of Alternate Base Rate Loans (it being understood that the foregoing shall not limit the rights of the Administrative Agent and the Lenders set forth in Section 9).

                 "Consolidated Total Debt": at a particular date, with respect to the Borrower, the aggregate principal amount of Indebtedness outstanding under this Agreement, the Senior Subordinated Notes, the Additional Senior Subordinated Notes, the Exchange Notes, Financing Leases, purchase money Indebtedness and any other Indebtedness for borrowed money of the Borrower and its Subsidiaries at such date.

                 "Excess Cash Flow": for any fiscal year of the Borrower, the excess of (a) the sum, without duplication, of (i) Consolidated EBITDA for such fiscal year (calculated for purposes of this definition without giving effect to clause (vii) of the definition of Consolidated EBITDA), (ii) the amount of returned surplus assets of any Plan during such fiscal year to the extent not included in Consolidated Net Income to determine Consolidated EBITDA for such fiscal year, (iii) decreases in Consolidated Working Capital of the Borrower and its Subsidiaries for such fiscal year, (iv) the amount of any refund received by the Borrower and its Subsidiaries on taxes paid by the Borrower and its Subsidiaries (other than the Sellers Tax Escrow Amount), (v) cash dividends, cash interest and other similar cash payments received by the Borrower in respect of investments to the extent not included in Consolidated Net Income to determine Consolidated EBITDA for such fiscal year and (vi) extraordinary cash gains to the extent subtracted or otherwise not included in Consolidated Net Income to determine Consolidated EBITDA for such fiscal year over (b) the sum, without duplication, of (i) the aggregate amount of cash Capital Expenditures made by the Borrower and its Subsidiaries during such fiscal year and permitted hereunder (other than Capital Expenditures permitted under subsection 8.8(b)),
         (ii) the aggregate amount of all reductions of the Revolving Credit Commitments (to the extent such reductions are accompanied by prepayment of Revolving Credit Loans, Swing Line Loans and/or L/C Obligations) or payments or prepayments of the Term Loans during such fiscal year other than pursuant to subsection 2.12(a), (b) or (c),
         (iii) the aggregate amount of payments of principal in respect of any Indebtedness (other than revolving credit Indebtedness to the extent the related commitment is not permanently reduced) permitted hereunder during such fiscal year (other than under this Agreement), (iv) increases in Consolidated Working Capital of the Borrower and its Subsidiaries for such fiscal year, (v) cash interest expense of the Borrower and its Subsidiaries for such fiscal year,
         (vi) taxes actually paid in such fiscal year or to be paid in the subsequent fiscal year on account of such fiscal year to the extent added to Consolidated Net Income to determine Consolidated EBITDA for such fiscal year, (vii) extraordinary cash losses to the extent added to Consolidated Net Income to determine Consolidated EBITDA for such fiscal year, (viii) the amount of all Investments made in such fiscal year as permitted by clauses (d), (h) and (j) of subsection 8.9 and
         (ix) dividends or other direct payments paid by the Borrower to or for the benefit of Holdings to the extent permitted by subsection 8.7(a) to the extent not subtracted in the determination of Consolidated Net Income of the Borrower for such fiscal year. For purposes of determining changes in Consolidated Working Capital, the working capital acquired in connection with the Acquisition and the Camden Acquisition will be excluded. For the purposes of calculating Excess Cash Flow, the proceeds, the application thereof and any fees in connection with the issuance of the Additional Senior Subordinated Notes will be excluded.

                 "Interest Coverage Ratio": for any period, with respect to the Borrower and its Subsidiaries, the ratio of (a) Consolidated EBITDA to
         (b) consolidated cash interest expense (including any such cash interest expense in respect of Indebtedness under Financing Leases and purchase money Indebtedness permitted under subsection 8.2(e)) of the Borrower and its Subsidiaries net of cash interest income (such consolidated cash interest expense to include fees payable on account of letters of credit and amortization of debt premium, but to exclude amortization of debt discount (including discount of liabilities and reserves established under Accounting Principles Board Opinion No. 16 as in effect on the date hereof) and costs of debt issuance) of the Borrower and its Subsidiaries.

                 "Revolving Credit Commitment Termination Date": the earliest of (a) September 30, 2002 or, if such date is not a Business Day, the Business Day next preceding such date, (b) the date upon which the Term Loans shall be paid in full and (c) the date upon which the Revolving Credit Commitments shall be terminated pursuant hereto.

                 "Second Additional Term Loans": the collective reference to the Additional Tranche B Term Loans.

                 "Term Loan Commitments": the collective reference to the Tranche A Term Loan Commitments and the Tranche B Term Loan Commitments; collectively, as to all the Term Loan Lenders, the "Term Commitments."

                 "Term Loan Lender": the collective reference to the Tranche A Term Loan Lenders and the Tranche B Term Loan Lenders.

                 "Term Note" and "Term Notes": as defined in subsection 2.8(a).

                 "Total Credit Percentage": as to any Lender at any time, the percentage of the aggregate Revolving Credit Commitments, outstanding Tranche A Term Loans and outstanding Tranche B Term Loans then constituted by its Revolving Credit Commitment, outstanding Tranche A Term Loans and outstanding Tranche B Term Loans (or, if the Revolving Credit Commitments have terminated or expired, the percentage of the aggregate outstanding Revolving Credit Loans, outstanding Tranche A Term Loans and outstanding Tranche B Term Loans and risk interests in the Letter of Credit Outstandings and Swing Line Loans then constituted by its outstanding Revolving Credit Loans, outstanding Tranche A Term Loans and outstanding Tranche B Term Loans and risk interest in Letter of Credit Outstandings and Swing Line Loans).

                 "Tranche A Term Loan Commitment": as to any Tranche A Term Loan Lender, its prior obligation to have made a Tranche A Term Loan to the Borrower as previously provided in the Credit Agreement.

                 "Tranche B Term Loan Commitment": as to any Tranche B Term Loan Lender, its prior obligation to have made a Tranche B Term Loan to the Borrower as previously provided in the Credit Agreement.

         (c) Section 1.1 of the Credit Agreement is further amended by deleting therefrom the definitions of Additional Tranche C Term Loan, Additional Tranche C Term Loan Commitment, Original Tranche A Term Loan, Original Tranche B Term Loan, Original Tranche C Term Loan, Tranche C Term Loan Commitment, Tranche C Term Loan Commitment Percentage, Tranche C Term Loan Lender, Tranche C Term Loans and Tranche C Term Note.

         2. Amendment to Section 2 of the Credit Agreement. Section 2 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof Annex A hereto.

         3. Amendment to Subsection 3.1 of the Credit Agreement. Subsection 3.1(a) of the Credit Agreement is hereby amended by deleting the words "360 day" wherever they appear in the paragraph and inserting in lieu thereof the words "one year".

         4. Amendment to Subsection 5.15 of the Credit Agreement. Subsection
5.15 of the Credit Agreement is hereby amended by deleting the words in the second sentence thereof immediately following the word "therewith" and inserting in lieu thereof the following phrase:

         ", to refinance the credit facilities under the Omega Credit Agreement and to repurchase the Exchange Notes in accordance with subsection 8.10(a), as well as for general corporate purposes of the Borrower and the Subsidiaries."

         5. Amendment to Subsection 5.24 of the Credit Agreement. Subsection
5.24 of the Credit Agreement is hereby amended by deleting the phrase "of the Senior Subordinated Notes" and inserting in lieu thereof: ", of the Senior Subordinated Notes and the Additional Senior Subordinated Notes".

         6. Amendment to Subsection 7.7 of the Credit Agreement. Subsection 7.7(b)(ii) of the Credit Agreement is hereby amended by inserting at the end of the clause but before the semi-colon the phrase: "or the Additional Senior Subordinated Notes".

         7. Amendment to Subsection 8.2 of the Credit Agreement. (a) Subsection 8.2(n) of the Credit Agreement is hereby amended by deleting the word "and" at the end of the proviso.

         (b) Subsection 8.2(o) of the Credit Agreement is hereby amended by deleting the period at the end of the second proviso and inserting in lieu thereof a semi-colon followed by the word "and".

         (c) Subsection 8.2 of the Credit Agreement is hereby amended by adding the following paragraph in the proper alphabetical order:

         "(p) Indebtedness under the Additional Senior Subordinated Notes not to exceed $150,000,000 in aggregate principal amount at any one time; provided that such Indebtedness shall not be extended, renewed, replaced, refinanced or otherwise amended except for amendments otherwise permitted by subsection 8.10(b)."

         8. Amendment to Subsection 8.4 of the Credit Agreement. (a) Subsection 8.4(h) of the Credit Agreement is hereby amended by deleting the word "and" at the end of the clause.

         (b) Subsection 8.4(i) of the Credit Agreement is hereby amended by deleting the period at the end of the clause and inserting in lieu thereof a semi-colon followed by the word "and".

         (c) Subsection 8.4 of the Credit Agreement is hereby amended by adding the following paragraph in the proper alphabetical order:

         "(j) the guarantees of the Domestic Subsidiaries of the Borrower set forth in the Additional Senior Subordinated Notes and the Additional Senior Subordinated Note Documents."

         9. Amendment to Subsection 8.7 of the Credit Agreement. (a) Subsection 8.7(a)(i) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

              "(i) the proceeds of which shall be applied by Holdings directly to pay out of pocket expenses for administrative, legal and accounting services provided by third parties which are reasonable and customary and incurred in the ordinary course of business, to pay franchise fees and similar costs or to pay filing fees in connection with the registration under the Securities Act of 1933, as amended of securities issued in exchange for (A) the Senior Subordinated Notes or (B) the Additional Senior Subordinated Notes; provided, howeverthat any such administrative expenses shall not exceed an aggregate amount of $1,000,000 in fiscal year 1997 and $750,000 in each fiscal year thereafter;


         10. Amendment to Subsection 8.10 of the Credit Agreement. (a) Subsection 8.10(a) of the Credit Agreement is hereby amended by deleting the words "and the Exchange Notes" where they appear in the parenthetical and inserting in lieu thereof the phrase ", the Additional Senior Subordinated Notes and the Exchange Notes, provided that, notwithstanding anything to the contrary herein, the Borrower may apply the proceeds of the Revolving Credit Loans to the repurchase of the Exchange Notes in an amount not to exceed $5,700,000 (including related accrued interest and premium) promptly, but in no event later than ten days following the Effective Date of the First Amendment".

         (b) Subsection 8.10(b) of the Credit Agreement is hereby amended by deleting the words "and the Exchange Notes" where they appear in the parenthetical occurring in the first clause and inserting in lieu thereof the phrase ", the Exchange Notes and the Additional Senior Subordinated Notes".

         (c) Subsection 8.10(b)(iv) of the Credit Agreement is hereby amended by inserting at the end of the parenthetical the phrase "and the Additional Senior Subordinated Notes".

         11. Amendment to Subsection 8.11 of the Credit Agreement. Subsection 8.11(b)(ii) of the Credit Agreement is hereby amended by deleting the word "and" at the end of the clause.

         (b) Subsection 8.11(b)(iii) of the Credit Agreement is hereby amended by deleting the period at the end of the clause and inserting in lieu thereof a semi-colon followed by the word "and".

         (c) Subsection 8.11(b) of the Credit Agreement is hereby amended by adding the following paragraph in the proper numerical order:

         "(iv) the repurchase of the Exchange Notes is accordance with the provisions of subsection 8.10(a)."

         12. Amendment to Subsection 12.1 of the Credit Agreement. Subsection
12.1 of the Credit Agreement is hereby amended by deleting paragraph (b) thereof in its entirety.

         13. Amendment to Schedule 1.1 to the Credit Agreement. Schedule 1.1 to the Credit Agreement is hereby amended by deleting such Schedule in its entirety and inserting in lieu thereof the new Schedule 1.1 attached hereto.

         14. Consent to Additional Senior Subordinated Notes. Each Lender party to this Amendment hereby consents to the issuance of the Additional Senior Subordinated Notes.

         15. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this

Amendment, to make the Loans and to issue and participate in Letters of Credit and to consent to the issuance of the Additional Senior Subordinated Notes, the Credit Parties hereby represent and warrant to the Administrative Agent and each Lender that:

         (a) Financial Condition. (i) The pro forma balance sheet of the Borrower and its Subsidiaries as of March 31, 1997 and after giving effect to the issuance of the Additional Senior Subordinated Notes and the refinancings contemplated hereby, which has heretofore been furnished to each Lender which shall be in form and substance satisfactory to the Lenders, and (ii) the unaudited balance sheet of the Borrower for the fiscal quarter ended March 31, 1997, and the related statements of income, cash flows and changes in shareholders equity for such periods, copies of which have heretofore been furnished to each Lender, to the best knowledge of the Borrower, present fairly in all material respects the financial position of the Borrower as at such date, and the consolidated results of the Borrower's operations and the Borrower's cash flows for the fiscal period then ended. All such financial statements have been prepared, to the best knowledge of the Borrower, in accordance with GAAP applied consistently throughout the period involved (except as approved by such accountants and as disclosed therein and subject to normal recurring adjustments as necessary for the fair presentation thereof). Neither the Borrower nor any of its Subsidiaries had, to the best knowledge of the Borrower, as at the date of the balance sheet referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto and which, to the best knowledge of the Borrower, has any reasonable likelihood of resulting in a material cost or loss. During the period from March 31, 1997 to and including the date hereof there has been, to the best knowledge of the Borrower, no sale, transfer or other disposition by the Borrower or any of its Subsidiaries of any material part of its business, or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of the Borrower and its Subsidiaries at March 31, 1997.

         (b) Corporate Power; Authorization; Enforceable Obligations. Each Credit Party has the corporate power and authority, and the legal right, to make, deliver and perform this Amendment, any of the Notes and the other Loan Documents to which it is a party and, with respect to the Borrower, to borrow under the Credit Agreement and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of, or the granting of any security interests under, the Credit Agreement, this Amendment, any of the Notes and the other Loan Documents and to authorize the execution, delivery and performance of this Amendment, any of the Notes, the other Loan Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings under the Credit Agreement or with the execution, delivery, performance, validity or enforceability of, or the granting of any security interests under, the Credit Agreement, this Amendment and any of the Notes or the other Loan Documents to which any Credit Party is a party, except for those set forth on Schedule 5.4 hereto, each of which have been made or taken and are in full force and effect. This Amendment, any Note and each of the other Loan Documents has been duly executed and delivered on behalf of the Credit Party thereto. This Amendment, any Note and each of the other Loan Documents constitutes a legal, valid and binding obligation of the Credit Party thereto enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         (c) No Legal Bar. The execution, delivery and performance of this Amendment, any of the Notes and the other Loan Documents, the borrowings under the Credit Agreement and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of any Credit Party or of any of their Subsidiaries.

         (d) Disclosure. No information, financial statement, report, certificate or other document prepared or furnished by or on behalf of any Credit Party to the Administrative Agent or any Lender in connection with this Amendment, any other Loan Document (but excluding all projections and pro forma financial statements which shall have been prepared in good faith and based upon reasonable assumptions) contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. As of the Effective Date, there is no fact known to any Credit Party (other than general economic conditions, which conditions are commonly known and affect businesses generally) which has, or which could reasonably be expected to have, in the reasonable judgment of such Credit Party, a Material Adverse Effect.

         16. Conditions to Effectiveness of this Amendment. The agreement of
(i) the Tranche C Term Loan Lenders to convert the outstanding Tranche C Term Loans to Tranche B Term Loans and (ii) each Lender party to this Amendment to consent to the issuance of the Additional Senior Subordinated Notes and the other amendments set forth herein, is subject to the satisfaction of the following conditions precedent:

         (a) Amendment; Notes. The Administrative Agent shall have received (a) this Amendment, executed and delivered by a duly authorized officer of the Borrower, Holdings and Camden with a counterpart for each Lender and (b) for the account of each of the Lenders which has requested a Note pursuant to subsections 2.8(a), if requested, a replacement Tranche B Term Note, conforming to the requirements hereof and executed and delivered by a duly authorized officer of the Borrower.

         (b) Receipt of Proceeds. On or prior to the date hereof the Borrower shall have received at least $150,000,000 of gross cash proceeds from the issuance of the Additional Senior Subordinated Notes which proceeds shall, on the Effective Date, be remitted to the Lenders on a pro rata basis in accordance with the Agreed Allocation. The Lenders shall have received copies of the Additional Senior Subordinated Notes Documents and the Administrative Agent shall be satisfied with the terms and conditions thereof.

         (c) Corporate Proceedings of the Credit Parties. The Administrative Agent shall have received, with a copy for each Lender, a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors or duly authorized committee of each of the Credit Parties authorizing (i) the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party and certified by the Secretary or an Assistant Secretary of each of the Credit Parties as of the Effective Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded and shall be in form and substance reasonably satisfactory to the Administrative Agent.

         (d) Incumbency Certificates. The Administrative Agent shall have received, with a copy for each Lender, a certificate of the Secretary or an Assistant Secretary (or comparable officer) of each of the Credit Parties dated the Effective Date, as to the incumbency and signature of the officers of such Person executing each Loan Document to which it is a party and any certificate or other document to be delivered by it pursuant hereto and thereto, together with evidence of the incumbency of such Secretary or Assistant Secretary.

         (e) Corporate Documents. The Administrative Agent shall have received, with a counterpart for each Lender, true and complete copies of the certificate of incorporation and by-laws of each of the Credit Parties certified as of the Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of each of the Credit Parties.

         (f) Certificate Regarding Subordinated Notes. The Administrative Agent shall have received, with a counterpart for each Lender a certificate from a Responsible Officer of the Borrower, dated the Effective Date, that, after giving effect to the transactions contemplated by this Amendment, the Borrower will be in compliance with the debt incurrence covenants contained in the Senior Subordinated Notes Indenture and the Additional Senior Subordinated Notes Indenture, which certificate shall set forth the calculations used to make such representation.

         (g) Guarantees. Each of the Domestic Subsidiaries, Wire Technologies and Camden shall have reaffirmed their obligations under the Domestic Subsidiaries' Guarantee (and each other guarantee executed and delivered by a Domestic Subsidiary pursuant to subsection 7.12 of the Credit Agreement, if any), the Wire Technologies Guarantee and the Camden Guarantee, respectively, each in form and substance reasonably satisfactory to the Administrative Agent.

         (h) Consents, Licenses and Approvals. (a) All governmental and material third party approvals (including material landlords' and other consents) necessary or advisable in connection with the execution, delivery and performance of the

Loan Documents and the continuing operation of the Business shall have been obtained and be in full force and effect, (b) all applicable waiting periods shall have expired without any action being taken or threatened by any competent Governmental Authority which would restrain, prevent or otherwise impose adverse conditions on Holdings or any of its Subsidiaries and (c) the Administrative Agent shall have received, with a counterpart for each Lender, a certificate of a Responsible Officer of each of the Credit Parties (A) attaching copies of all consents, authorizations and filings in connection with this Amendment and (B) stating that such consents, licenses and filings are in full force and effect, and each such consent, authorization and filing shall be in form and substance satisfactory to the Administrative Agent.

         (i) Fees. (i) the Administrative Agent shall have received for the account of the Lenders parties hereto, an amendment fee equal to 10 basis points of the sum of (x) the aggregate Revolving Credit Commitments of such Lenders and (y) the aggregate outstanding Term Loans after giving effect to the changes in the outstanding amounts of the Term Loans contemplated hereby of such Lenders, as of the Effective Date and (ii) Chase shall have received the amounts set forth in the Fee Letter dated June 17, 1997 among the Borrower, Chase and CSI.

         (j) Borrowing Certificate. The Administrative Agent shall have received, with a copy for each Lender, the most recent borrowing certificate required pursuant to the Credit Agreement, executed by a Responsible Officer of the Borrower.

         (k) Legal Opinions. The Administrative Agent shall have received, with a counterpart for each Lender, the executed legal opinion of Weil, Gotshal & Manges LLP, counsel to the Credit Parties, substantially in the form of Exhibit A hereto, dated the Effective Date and covering such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may require.

         (l) Borrowing Base Certificate. The Administrative Agent shall have received, with a copy for each Lender, a certificate of a Responsible Officer of the Borrower setting forth information concerning the Borrowing Base as of a recent date approved by the Administrative Agent.

         (m) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the issuance of the Additional Senior Subordinated Notes and the transactions contemplated herein.

         (n) Representations and Warranties. Each of the representations and warranties made by the Credit Parties and their Subsidiaries in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except for any representation and warranty which is expressly made as of an earlier date, which representation and warranty shall have been true and correct in all material respects as of such earlier date.

         17. Confirmation of Guarantees. (a) Holdings hereby acknowledges and confirms its obligations under Section 11 of the Credit Agreement, and agrees that its guarantee shall continue at all times to support the Borrower's obligations under all of the Loan Documents, including, without limitation, as such documents have been heretofore amended or modified, and, to the extent permitted by applicable law, as may be further amended or modified from time to time.

         (b) The Borrower hereby acknowledges and confirms its obligations under the Borrower Guarantee and agrees that its guarantee shall continue at all times to support Camden's obligations and liabilities under any Letters of Credit issued for the account of Camden, substantially in the form of Exhibit B-23 to the Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

         (c) Camden hereby acknowledges and confirms its obligations under the Camden Guarantee, and agrees that its guarantee shall continue at all times to support the Borrower's obligations under all of the Loan Documents, including, without limitation, as such documents have been heretofore amended or modified, and, to the extent permitted by applicable law, as may be further amended or modified from time to time.

         18. Assignment and Assumption. (a) The following Lenders: Aeries Finance Ltd.; Amara - 2 Finance Ltd.; Captiva II Finance Ltd.; Ceres Finance Ltd.; The First National Bank of Chicago; National City Bank; Restructured Obligations Backed by Senior Assets B.V.; Strata Funding Ltd.; Integon Life Insurance Corporation; Lehman Commercial Paper Inc.; Occidental Life Insurance Company of North Carolina; Pennsylvania Life Insurance Company; and United Companies Life Insurance Company (the "Departing Lenders") hereby irrevocably sell and assign to the Lenders parties hereto excluding the Departing Lenders but including lenders parties hereto not previously parties to the Credit Agreement (the "Continuing Lenders") and the Continuing Lenders hereby irrevocably purchase and assume from the Assigning Lenders without recourse to the Assigning Lenders, as of the Effective Date, all of the Assigning Lenders rights and obligations under the Credit Agreement such that the Continuing Lenders' Revolving Credit Commitments, Tranche A outstandings and Tranche B outstandings will be as set forth under the relevant headings as on Schedule 1.1.

         (b) From and after the Effective Date each of the Departing Lenders shall relinquish its respective rights and be released from its respective obligations under the Credit Agreement except as otherwise provided in the Credit Agreement.

         19. Miscellaneous.

         (a) Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force in effect.

         (b) Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

         (c) Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         (d) Integration. This Amendment and the other Loan Documents represent the agreement of the Credit Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

         (e) GOVERNING LAW. THIS AMENDMENT AND ANY NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND ANY NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         (f) Submission To Jurisdiction; Waivers. Each of Holdings, Camden and the Borrower hereby irrevocably and unconditionally:

                 (1) submits for itself and its property in any legal action or proceeding relating to this Amendment and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                 (2) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                 (3) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Credit Parties at their respective addresses set forth in subsection 12.2 of the Credit Agreement or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                 (4) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                 (5) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

         (g) Acknowledgements. Each of Holdings, Camden and the Borrower hereby acknowledges that:

                 (1) it has been advised by counsel in the negotiation, execution and delivery of this Amendment and any Notes and the other Loan Documents;

                 (2) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Credit Parties arising out of or in connection with this Amendment or any of the other Loan Documents, and the relationship between Administrative Agent and Lenders, on one hand, and the Credit Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                 (3) no joint venture exists among the Lenders or among the Credit Parties and the Lenders.

         (h) WAIVERS OF JURY TRIAL. HOLDINGS, THE BORROWER, CAMDEN, THE ADMINISTRATIVE AGENT AND THE LENDERS PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY NOTES OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

         (i) Confidentiality. Each Lender party hereto agrees to keep information obtained by it pursuant hereto and the other Loan Documents identified as confidential in writing at the time of delivery confidential in accordance with such Lender's customary practices and agrees that it will only use such information in connection with the transactions contemplated by this Amendment and not disclose any of such information other than (a) to such Lender's employees, representatives, directors, attorneys, auditors, agents or affiliates who are advised of the confidential nature of such information, (b) to the extent such information presently is or hereafter becomes available to such Lender on a non- confidential basis from any source or such information that is in the public domain at the time of disclosure, (c) to the extent disclosure is required by law (including applicable securities laws), regulation, subpoena or judicial order or process (provided that notice of such requirement or order shall be promptly furnished to the Borrower unless such notice is legally prohibited) or requested or required by bank, securities or investment company regulations or auditors or any administrative body or commission to whose jurisdiction such Lender may be subject, (d) to Transferees or prospective Transferees or direct or indirect contractual counterparties in swap agreements, who agree to be bound by the provisions of subsection 12.15 of the Credit Agreement, (e) to the extent required in connection with any litigation between any Credit Party and any Lender with respect to the Loans or this Amendment and the other Loan Documents or (f) with the Borrower's prior written consent. The agreements in this subsection shall survive repayment of the Loans and all other amounts payable hereunder.


             [THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                       INTERNATIONAL WIRE GROUP, INC.,
                                        as Borrower


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:


                                       INTERNATIONAL WIRE HOLDING COMPANY,
                                        as Guarantor


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:


                                       CAMDEN WIRE CO., INC.


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:


                                       THE CHASE MANHATTAN BANK, as
                                        Administrative Agent and as a
                                       Lender,
                                        as Swing Line Lender and as
                                       Issuing Lender


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:


                                       BANKERS TRUST COMPANY


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                          AERIES FINANCE LTD.


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:


                                          AMARA - 2 FINANCE LTD.


                                          By:
                                             --------------------------------
                                             Name:
                                             Title: Director


                                          THE BANK OF NEW YORK


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:


                                          BANK OF SCOTLAND


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:


                                          BANQUE FRANCAISE DU COMMERCE
                                          EXTERIEUR


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                         BANQUE PARIBAS


                                         By:
                                            --------------------------------
                                            Name:
                                            Title:

                                         By:
                                            --------------------------------
                                            Name:
                                            Title:


                                         CAISSE NATIONALE DE CREDIT AGRICOLE


                                         By:
                                            --------------------------------
                                            Name:
                                            Title:


                                         CAPTIVA II FINANCE LTD.

                                         By:
                                            --------------------------------
                                            Name:
                                            Title:


                                         CERES FINANCE LTD.


                                         By:
                                            --------------------------------
                                            Name:
                                            Title:


                                         DEBT STRATEGIES FUND, INC.


                                         By:
                                            --------------------------------
                                            Name:
                                            Title:


                                         THE FIRST NATIONAL BANK OF CHICAGO


                                         By:
                                            --------------------------------
                                            Name:
                                            Title:

                                         GENERAL ELECTRIC CAPITAL
                                         CORPORATION


                                         By:
                                            --------------------------------
                                            Name:
                                            Title:


                                         HELLER FINANCIAL, INC.


                                         By:
                                            --------------------------------
                                            Name:
                                            Title:


                                         THE INDUSTRIAL BANK OF JAPAN,
                                         LIMITED


                                         By:
                                            --------------------------------
                                            Name:
                                            Title:


                                         KZH HOLDING CORPORATION


                                         By:
                                            --------------------------------
                                            Name:
                                            Title:


                                         THE LONG-TERM CREDIT BANK OF JAPAN,
                                         LIMITED, NEW YORK BRANCH


                                         By:
                                            --------------------------------
                                            Name:
                                            Title:

                                         MEDICAL LIABILITY MUTUAL INSURANCE CO.

                                         By: CHANCELLOR LGT SENIOR SECURED
                                             MANAGEMENT, INC. as Investment
                                             Manager

                                         By:
                                            --------------------------------
                                            Name:
                                            Title:


                                         MERRILL LYNCH SENIOR FLOATING RATE
                                         FUND, INC.


                                         By:
                                            --------------------------------
                                            Name:
                                            Title:


                                         THE MITSUBISHI TRUST AND BANKING
                                         CORPORATION


                                         By:
                                            --------------------------------
                                            Name:
                                            Title:


                                         BANK OF TOKYO-MITSUBISHI TRUST
                                         COMPANY


                                         By:
                                            --------------------------------
                                            Name:
                                            Title:


                                         NATIONAL CITY BANK


                                         By:
                                            --------------------------------
                                            Name:
                                            Title:

                                         THE NIPPON CREDIT BANK, LTD.

                                         By:
                                            --------------------------------
                                            Name:
                                            Title:


                                         PRIME INCOME TRUST


                                         By:
                                            --------------------------------
                                            Name:
                                            Title:


                                         ML CBO IV (CAYMAN) LTD.



                                         By:  PROTECTIVE ASSET MANAGEMENT,
                                              L.L.C. as Collateral Manager



                                         By:
                                            --------------------------------
                                            Name:
                                            Title:


                                         RESTRUCTURED OBLIGATION BACKED BY
                                         SENIOR ASSETS B.V.
                                         By: CHANCELLOR LGT SENIOR SECURED
                                             MANAGEMENT, INC.
                                             as Portfolio Advisor


                                         By:
                                            --------------------------------
                                            Name:
                                            Title:


                                         By:
                                            --------------------------------
                                            Name:
                                            Title:

                                          SENIOR DEBT PORTFOLIO
                                          By:  BOSTON MANAGEMENT &
                                               RESEARCH, as Investment
                                          Advisor


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:


                                          SENIOR HIGH INCOME PORTFOLIO, INC.


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:


                                          STRATA FUNDING LTD.


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:


                                          TCW ASSET MANAGEMENT COMPANY, as
                                           Attorney-in-Fact for Integon Life
                                           Insurance Corporation


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:


                                          TCW ASSET MANAGEMENT COMPANY, as
                                           Attorney-in-Fact for Occidental
                                          Life
                                           Insurance Company of North
                                          Carolina


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                         TCW ASSET MANAGEMENT COMPANY, as
                                          Attorney-in-Fact for Pennsylvania
                                         Life Insurance
                                         Company


                                         By:
                                            --------------------------------
                                            Name:
                                            Title:


                                         TCW ASSET MANAGEMENT COMPANY, as
                                          Attorney-in-Fact for United
                                         Companies Life Insurance Company


                                         By:
                                            --------------------------------
                                            Name:
                                            Title:


                                         VAN KAMPEN AMERICAN CAPITAL PRIME
                                         RATE INCOME TRUST


                                         By:
                                            --------------------------------
                                            Name:
                                            Title:


                                         DEEPROCK & COMPANY by:
                                          Eaton Vance Management, as
                                         Investment
                                          Advisor


                                         By:
                                            --------------------------------
                                            Name:
                                            Title: Authorized signatory


                                         CITY NATIONAL BANK


                                         By:
                                            --------------------------------
                                            Name:
                                            Title:


                                         LEHMAN COMMERCIAL PAPER INC.


                                         By:
                                            --------------------------------
                                            Name:
                                            Title:

                                    ANNEX A

                   SECTION 2 AMOUNT AND TERMS OF COMMITMENTS

         2.1 Revolving Credit Commitments. (a) Subject to the terms and conditions hereof, each Revolving Credit Lender severally agrees to make revolving credit loans (each, a "Revolving Credit Loan", collectively, "Revolving Credit Loans") to the Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding, when added to such Revolving Credit Lender's Revolving Credit Commitment Percentage of all Letter of Credit Outstandings and outstanding Swing Line Loans, not to exceed the lesser of (i) the amount of such Revolving Credit Lender's Revolving Credit Commitment less such Revolving Credit Lender's Revolving Credit Commitment Percentage of any commitment in respect of any working capital facility described in subsection 8.2(i)(iii) and (ii) such Lender's Revolving Credit Commitment Percentage of the Borrowing Base then in effect. During the Revolving Credit Commitment Period the Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

         (b) The Revolving Credit Loans may from time to time be (i) Eurodollar Loans, (ii) Alternate Base Rate Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with subsections 2.3 and 2.13.

         2.2 Revolving Credit Notes. The Borrower agrees that, upon the request to the Administrative Agent by any Revolving Credit Lender, in order to evidence such Lender's Revolving Credit Loans the Borrower will execute and deliver to such Lender a promissory note substantially in the form of Exhibit A-1, with appropriate insertions as to payee, date and principal amount (each, as amended, supplemented, replaced or otherwise modified from time to time, a "Revolving Credit Note"), payable to the order of such Revolving Credit Lender and in a principal amount equal to the lesser of (a) the amount of the initial Revolving Credit Commitment of such Revolving Credit Lender and (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by such Revolving Credit Lender. Each Revolving Credit Lender is hereby authorized to record the date, Type and amount of each Revolving Credit Loan made by such Revolving Credit Lender, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedules annexed to and constituting a part of its Revolving Credit Note, and any such recordation shall, in the absence of manifest error, constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure by any Revolving Credit Lender to make any such recordation shall not affect any of the obligations of the Borrower under such Revolving Credit Note or this Agreement. Any Revolving Credit Note shall (x) be dated the Closing Date, (y) be stated to mature on the Revolving Credit Commitment Termination Date and (z) provide for the payment of interest in accordance with subsection 4.1.

         2.3 Procedure for Revolving Credit Borrowing. The Borrower may borrow under the Revolving Credit Commitments during the Revolving Credit Commitment Period on any Business Day, provided that the Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 12:00 Noon, New York City time, (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be initially Eurodollar Loans, or (b) one Business Day prior to the requested Borrowing Date, otherwise), specifying
(i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, Alternate Base Rate Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Periods therefor. Each borrowing under the Revolving Credit Commitments shall be in an amount equal to (A) in the case of Alternate Base Rate Loans, $500,000 or a whole multiple of $100,000 in excess thereof (or, if the then Available Revolving Credit Commitments are less than $500,000, such lesser amount) and (B) in the case of Eurodollar Loans, $1,000,000 or a whole multiple of $250,000 in excess thereof. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Revolving Credit Lender thereof. Each Revolving Credit Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in subsection 12.2 prior to 11:00 A.M., New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Revolving Credit Lenders and in like funds as received by the Administrative Agent.

         2.4 Commitment Fee; Administrative Agent Fees. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Credit Lender a commitment fee for the period from and including the first day of the Revolving Credit Commitment Period to the Revolving Credit Commitment Termination Date, computed at the rate of 1/2 of 1% per annum on the average daily Available Revolving Credit Commitment of such Revolving Credit Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Revolving Credit Commitment Termination Date.

         (b) The Borrower shall pay to Chase the amounts set forth in the Fee Letter dated December 26, 1996 among Chase, CSI, Bankers Trust Company, BT Securities Corporation and the Borrower in the amounts and on the dates set forth therein.

         2.5 Termination or Reduction of Revolving Credit Commitments. (a) The Borrower shall have the right, upon not less than five Business Days' notice to the Administrative Agent, to terminate the Revolving Credit Commitments or, from time to time, reduce the unutilized portion of the amount of the Revolving Credit Commitments, provided that (i) the Revolving

Credit Commitments shall not be terminated if any Letters of Credit or Swing Line Loans are outstanding and (ii) any such termination of the Revolving Credit Commitments shall be accompanied by prepayment in full of the Revolving Credit Loans, Swing Line Loans and L/C Obligations then outstanding, together with accrued interest thereon to the date of such prepayment, cancellation of all Letters of Credit (unless cash collateralized in accordance with the last sentence of this paragraph) and the payment of any unpaid commitment fee then accrued hereunder. Any such reduction shall be in an amount of $500,000, or a whole multiple of $100,000 in excess thereof, and shall reduce permanently the amount of the Revolving Credit Commitments then in effect and shall further include any amounts due in respect thereof under subsection 4.9. Upon termination of the Revolving Credit Commitments, any Letter of Credit then outstanding which has been fully cash collateralized upon terms reasonably satisfactory to the Administrative Agent and the Issuing Lender shall no longer be considered a "Letter of Credit" as defined in subsection 1.1, and any L/C Participating Interest heretofore granted by the Issuing Lender to the Revolving Credit Lenders in such Letter of Credit shall be deemed terminated but the letter of credit fees payable under subsection 3.3 shall continue to accrue to the Issuing Lender with respect to such Letter of Credit until the expiry thereof.

         (b) In the case of any reduction of the Revolving Credit Commitments hereunder, to the extent, if any, that the sum of the Revolving Credit Loans, Swing Line Loans and the Letter of Credit Outstandings exceeds the Revolving Credit Commitments as so reduced, the Borrower shall make a prepayment equal to such excess amount, the proceeds of which shall be applied first, to payment of the Swing Line Loans then outstanding, second, to payment of the Revolving Credit Loans then outstanding, third, to payment of any L/C Obligations then outstanding and last, to cash collateralize any outstanding Letter of Credit on terms satisfactory to the Required Lenders.

         (c) The Revolving Credit Commitments once terminated or reduced may not be reinstated.

         2.6 Term Loans. (a) Each Tranche A Term Loan Lender identified on
Schedule 1.1 hereto has made a term loan (a "Tranche A Term Loan") to the Borrower the outstanding principal balance of which is set forth opposite such Lender's name in Schedule 1.1 under the heading "Tranche A Term Loan" (collectively, the "Tranche A Term Loans").

         (b) Each Tranche B Term Loan Lender identified on Schedule 1.1 hereto has made a Tranche B term loan (a "Tranche B Term Loan") to the Borrower the outstanding principal balance of which is set forth opposite such Lender's name in Schedule 1.1 under the heading "Tranche B Term Loan" (collectively, the "Tranche B Term Loans").

         (c) All outstanding Tranche C Term Loans are hereby converted to Tranche B Term Loans for all purposes hereof on and as of the Effective Date.

         (d) The Term Loans may from time to time be (i) Eurodollar Loans, (ii) Alternate Base Rate Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with subsection 2.10.

         2.7 Tranche A Term Notes. (a) The Borrower agrees that, upon the request to the Administrative Agent by any Tranche A Term Loan Lender, in order to evidence such Lender's Tranche A Term Loan the Borrower will execute and deliver to such Lender a promissory note substantially in the form of Exhibit A-2 (each, as amended, supplemented, replaced or otherwise modified from time to time, a "Tranche A Term Note"), with appropriate insertions therein as to payee, date and principal amount, payable to the order of such Tranche A Term Loan Lender and in a principal amount equal to the amount set forth opposite such Tranche A Term Loan Lender's name on Schedule 1.1 under the heading "Tranche A Term Loan Commitment". Each Tranche A Term Loan Lender is hereby authorized to record the date, Type and amount of its Tranche A Term Loan, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal of its Tranche A Term Loan and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedules annexed to and constituting a part of its Tranche A Term Note, and any such recordation shall, in the absence of manifest error, constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure by any Tranche A Term Loan Lender to make any such recordation shall not affect any of the obligations of the Borrower under such Tranche A Term Note or this Agreement. Any Tranche A Term Note shall (i) be dated the Closing Date, (ii) be payable as provided in subsection 2.7(b) and (iii) provide for the payment of interest in accordance with subsection 4.1.

         (b) The aggregate Tranche A Term Loans of all the Tranche A Term Loan Lenders shall be payable in 21 consecutive quarterly installments on the dates and in a principal amount equal to the amount set forth below (together with all accrued interest thereon) opposite the applicable installment date (or, if less, the aggregate amount of the Tranche A Term Loans then outstanding):

                       Installment                            Amount
                       -----------                            ------
                       September 30, 1997                  $625,000.00
                       December 31, 1997                   $625,000.00
                       March 31, 1998                      $625,000.00
                       June 30, 1998                       $625,000.00
                       September 30, 1998                  $625,000.00
                       December 31, 1998                   $625,000.00

                       March 31, 1999                      $937,500.00
                       June 30, 1999                       $937,500.00
                       September 30, 1999                  $937,500.00
                       December 31, 1999                   $937,500.00

                       March 31, 2000                      $1,250,000.00
                       June 30, 2000                       $1,250,000.00
                       September 30, 2000                  $1,250,000.00
                       December 31, 2000                   $1,250,000.00

                       March 31, 2001                      $1,562,500.00
                       June 30, 2001                       $1,562,500.00
                       September 30, 2001                  $1,562,500.00
                       December 31, 2001                   $1,562,500.00

                       March 31, 2002                      $2,000,000.00
                       June 30, 2002                       $2,000,000.00
                       September 30, 2002                  $2,250,000.00

         2.8 Tranche B Term Notes. (a) The Borrower agrees that, upon the request to the Administrative Agent by any Tranche B Term Loan Lender, in order to evidence such Lender's Tranche B Term Loan the Borrower will execute and deliver to such Lender a promissory note substantially in the form of Exhibit A-3 (each, as amended, supplemented, replaced or otherwise modified from time to time, a "Tranche B Term Note"; Tranche A Term Notes, and Tranche B Term Notes when hereinafter referred to collectively shall be referred to as "Term Notes"), with appropriate insertions therein as to payee, date and principal amount, payable to the order of such Tranche B Term Loan Lender and in a principal amount equal to the amount set forth opposite such Tranche B Term Loan Lender's name on Schedule 1.1 under the heading "Tranche B Term Loan Commitment." Each Tranche B Term Loan Lender is hereby authorized to record the date, Type and amount of its Tranche B Term Loan, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal of its Tranche B Term Loan and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedules annexed to and constituting a part of its Tranche B Term Note, and any such recordation shall, in the absence of manifest error, constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure by any Tranche B Term Loan Lender to make any such recordation shall not affect any of the obligations of the Borrower under such Tranche B Term Note or this Agreement. Any Tranche B Term Note shall
(i) be dated the Closing Date, (ii) be payable as provided in subsection 2.8(b) and (iii) provide for the payment of interest in accordance with subsection 4.1.

         (b) The aggregate Tranche B Term Loans of all the Tranche B Term Loan Lenders shall be payable in 25 consecutive quarterly installments on the dates and in a principal amount equal to the amount set forth below (together with all accrued interest thereon) opposite the applicable installment date (or, if less, the aggregate amount of the Tranche B Term Loans then outstanding):

                     Installment                             Amount
                     -----------                             ------
                     September 30, 1997                   $250,000.00
                     December 31, 1997                    $250,000.00

                     March 31, 1998                       $250,000.00
                     June 30, 1998                        $250,000.00
                     September 30, 1998                   $250,000.00
                     December 31, 1998                    $250,000.00

                     March 31, 1999                       $250,000.00
                     June 30, 1999                        $250,000.00
                     September 30, 1999                   $250,000.00
                     December 31, 1999                    $250,000.00

                     March 31, 2000                       $250,000.00
                     June 30, 2000                        $250,000.00
                     September 30, 2000                   $250,000.00
                     December 31, 2000                    $250,000.00

                     March 31, 2001                       $250,000.00
                     June 30, 2001                        $250,000.00
                     September 30, 2001                   $250,000.00
                     December 31, 2001                    $250,000.00

                     March 31, 2002                       $500,000.00
                     June 30, 2002                        $500,000.00
                     September 30, 2002                   $500,000.00
                     December 31, 2002                 $38,625,000.00

                     March 31, 2003                    $38,625,000.00
                     June 30, 2003                     $38,625,000.00
                     September 30, 2003                $38,625,000.00



         2.9     [Intentionally Omitted].

         2.10    Repayment of Loans. (a) [Intentionally Omitted].

         (b) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of: (i) each Revolving Credit Lender, the then unpaid principal amount of each Revolving Credit Loan of such Lender, on the Revolving Credit Commitment Termination Date (or such earlier date on which the Revolving Credit Loans become due and payable pursuant to Section 9); (ii) the Swing Line Lender, the then unpaid principal amount of the Swing Line Loans, on the Revolving Credit Commitment Termination Date (or such earlier date on which the Swing Line Loans become due and payable pursuant to Section
9); (iii) each Tranche A Term Loan Lender, such Tranche A Term Loan Lender's Tranche A Term Loan Commitment Percentage of the amounts specified in subsection 2.7(b) (or, if less, the aggregate amount of the Tranche A Term Loans of such Tranche A Term Loan Lender then outstanding), on the dates specified in subsection 2.7(b) (or such earlier date on which the Tranche A Term Loans become due and payable pursuant to Section 9); and (iv) each Tranche B Term Loan Lender, such Tranche B Term Loan Lender's Tranche B Term Loan Commitment Percentage of the amounts specified in subsection 2.8(b) (or, if less, the aggregate amount of the Tranche B Term Loans of such

Tranche B Term Loan Lender then outstanding), on the dates specified in subsection 2.8(b) (or such earlier date on which the Tranche B Term Loans become due and payable pursuant to Section 9). The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 4.1.

         (c) Each Lender (including the Swing Line Lender) shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

         (d) The Administrative Agent shall maintain the Register pursuant to subsection 12.6(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder, the Type thereof and each Interest Period, if any, applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

         (e) The entries made in the Register and the accounts of each Lender maintained pursuant to subsection 2.10(c) shall, in the absence of manifest error and to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to the Borrower by such Lender in accordance with the terms of this Agreement.

         2.11 Optional Prepayments. (a) The Borrower may, at any time and from time to time, prepay the Loans, in whole or in part, without premium or penalty, upon at least three Business Days' irrevocable notice to the Administrative Agent, specifying the date and amount of prepayment and whether the prepayment is of (i) Eurodollar Loans, Alternate Base Rate Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each and (ii) Tranche A Term Loans, Tranche B Term Loans, Revolving Credit Loans or a combination thereof, and if of a combination thereof, the amount allocable to each. Upon receipt of any such notice the Administrative Agent shall promptly notify each Term Loan Lender or Revolving Credit Lender, as the case may be, thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with, in the case of prepayments of the Term Loans only, accrued interest to such date on the amount prepaid. Optional prepayments of the Term Loans shall be applied, with respect to the first $10,000,000 of such prepayments, to installments of the Term Loans as the Borrower may elect (other than scheduled installments of the Tranche B

Term Loans prior to December 31, 2002) and, with respect to any amount of such prepayments in excess of $10,000,000, such prepayments shall be applied pro rata to the Term Loans based upon the then outstanding principal amounts of the Tranche A Term Loans and Tranche B Term Loans (with each Tranche A Term Loan and Tranche B Term Loan to be allocated that percentage of the amount to be applied as is equal to a fraction (expressed as a percentage), the numerator of which is the then outstanding principal amount of such Tranche A Term Loan and Tranche B Term Loan, as the case may be, and the denominator of which is equal to the then outstanding principal amount of all Term Loans).

         (b) With respect to optional prepayments of the Term Loans after $10,000,000 of optional prepayments shall have been made, the amount of each principal payment of Term Loans shall be applied to reduce the then remaining installments of the Tranche A Term Loans and Tranche B Term Loans, pro rata based upon the then remaining number of installments of such Tranche A Term Loans or Tranche B Term Loans, as the case may be, after giving effect to all prior reductions thereto (i.e., each then remaining installment of the Tranche A Term Loans or Tranche B Term Loans, as the case may be, shall be reduced by an amount equal to the aggregate amount to be applied to the Tranche A Term Loans or Tranche B Term Loans, as the case may be, divided by the number of the then remaining installments for such Tranche A Term Loans or Tranche B Term Loans); provided, that if the amount to be applied to any installment as required by this Agreement would exceed the then remaining amount of such installment, then an amount equal to such excess shall be applied to the next succeeding installment after giving effect to all prior reductions thereto (including the amount of prepayments theretofore allocated pursuant to the preceding portion of this sentence). Amounts prepaid on account of the Term Loans may not be reborrowed. Partial prepayments shall be in an aggregate principal amount of $500,000 or a whole multiple of $100,000 in excess thereof and shall include any amounts due in respect thereof under subsection 4.9.

         2.12 Mandatory Prepayments and Revolving Credit Commitment Reductions.
(a) If, subsequent to the Second Amendment Closing Date, unless the Required Lenders (and Tranche A Term Loan Lenders and Tranche B Term Loan Lenders having in the aggregate at least a majority of the outstanding Term Loans) and the Borrower shall otherwise agree, Holdings or any of its Subsidiaries shall issue any class of Capital Stock other than a Permitted Issuance or incur any Indebtedness other than any Indebtedness permitted pursuant to subsection 8.2 or 11.6(i), 100% of the Net Cash Proceeds thereof shall on the first Business Day after receipt, be applied toward the prepayment of the Loans and reduction of Commitments as set forth in paragraph (d) of this subsection 2.12.

         (b) Unless the Required Lenders (and Tranche A Term Loan Lenders and Tranche B Term Loan Lenders having in the aggregate at least a majority of the outstanding Term Loans) and the Borrower shall otherwise agree, if the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale (including the sale and leaseback of assets and any sale of accounts receivable in connection with a receivable financing transaction) such Net Cash Proceeds shall, on the first Business Day after receipt, be applied toward the prepayment of the Loans and reduction of Commitments as set forth in paragraph (d) of this subsection 2.12.

         (c) Unless the Required Lenders (and Tranche A Term Loan Lenders and Tranche B Term Loan Lenders having in the aggregate at least a majority of the outstanding Term Loans) and the Borrower shall otherwise agree, if for any fiscal year, commencing with the fiscal year ending December 31, 1996 there shall be Excess Cash Flow for such fiscal year, the ECF Percentage of such Excess Cash Flow shall be applied toward prepayment of the Loans and reduction of the Commitments as set forth in paragraph (d) of this subsection 2.12. Each such prepayment shall be made on or before the date which is seven Business Days after the earlier of (A) the date on which the financial statements referred to in subsection 7.1(a) are required to be delivered to the Lenders and (B) the date on which said financial statements are actually delivered.

         (d) All mandatory prepayments shall be applied first to the Term Loans and second to the permanent reduction of the Revolving Credit Commitments. The application of prepayments referred to in the preceding sentence shall be made first to Alternate Base Rate Loans and second to Eurodollar Loans. Each mandatory prepayment of the Term Loans shall be applied pro rata to the Term Loans based upon the then outstanding principal amounts of the Tranche A Term Loans and Tranche B Term Loans (with each Tranche A Term Loan and Tranche B Term Loan to be allocated that percentage of the amount to be applied as is equal to a fraction (expressed as a percentage), the numerator of which is the then outstanding principal amount of such Tranche A Term Loan or Tranche B Term Loan, as the case may be, and the denominator of which is equal to the then outstanding principal amount of all Term Loans).

         The amount of each principal prepayment of Term Loans shall be applied to reduce the then remaining installments of the Tranche A Term Loans and Tranche B Term Loans, pro rata based upon the then remaining number of installments of such Tranche A Term Loans or Tranche B Term Loans, as the case may be, after giving effect to all prior reductions thereto (i.e., each then remaining installment of the Tranche A Term Loans or Tranche B Term Loans, as the case may be, shall be reduced by an amount equal to the aggregate amount to be applied to the Tranche A Term Loans or Tranche B Term Loans, as the case may be, divided by the number of the then remaining installments for such Tranche A Term Loans or Tranche B Term Loans); provided, that if the amount to be applied to any installment as required by this Agreement would exceed the then remaining amount of such installment, then an amount equal to such excess shall be applied to the next succeeding installment after giving effect to all prior reductions thereto (including the amount of prepayments theretofore allocated pursuant to the preceding portion of this sentence). Amounts prepaid on account of the Term Loans may not be reborrowed.

         (e) If at any time the sum of the Revolving Credit Loans, Swing Line Loans and the Letter of Credit Outstandings exceeds the lesser of (i) the Borrowing Base as then in effect and (ii) the Revolving Credit Commitments less the amount of any commitment in respect of any working capital facility described in subsection 8.2(i)(iii) (including at any time after any reduction of the Revolving Credit Commitments pursuant to subsection 2.5 or this subsection 2.12), the Borrower shall make a payment in the amount of such excess which payment shall be applied in the order set forth in subsection 2.5(b). To the extent that after giving effect to any prepayment of the Loans required by the preceding sentence, the sum of the Revolving Credit Loans, Swing Line Loans and Letter of Credit Outstandings exceed the lesser of clauses
(i) and (ii) above, the Borrower shall, without notice or demand, immediately cash collateralize the then outstanding L/C Obligations in an amount equal to such excess upon terms reasonably satisfactory to the Administrative Agent.

         (f) If at any time the Borrower or any Subsidiary shall receive any cash proceeds of any casualty or condemnation in excess of $2,000,000 permitted by subsection 8.6(c), such proceeds shall be deposited with the Administrative Agent who shall hold such proceeds in a cash collateral account satisfactory to it. From time to time upon request, the Administrative Agent will release such proceeds to the Borrower or such Subsidiary, as necessary, to pay for replacement or rebuilding of the assets lost or condemned. If such assets are not replaced or rebuilt within one year (subject to reasonable extension for force majeure or weather delays) following the condemnation or casualty or if the Borrower fails to notify the Administrative Agent in writing on or before 180 days after such casualty or condemnation that the Borrower shall commence the replacement or rebuilding of such asset, then, in either case, the Administrative Agent may apply any amounts in the cash collateral account to the repayment of the Loans in accordance with subsection 2.12(d).

         (g) If there shall be any reduction in the price under the Omega Acquisition Agreement, the Omega Escrow Agreement (other than (i) any reduction in the purchase price described in subsection 1.09(a)(ii) of the Omega Acquisition Agreement to the extent, and only to the extent that any such reduction does not exceed $500,000 in the aggregate and (ii) any reduction in the purchase price which is due to a breach of any covenant, representation or warranty in the Omega Acquisition Agreement by any party thereto other than the Borrower which, due to such party's refusal or other failure to cure, is cured with such reduction) pursuant to the terms thereof, then on the same Business Day as the Borrower receives any payment in respect thereof, the Borrower shall, unless the Required Lenders and the Borrower shall otherwise agree, repay the Loans in the amount of such reduction to be applied first to the Term Loans in accordance with subsection 2.12(d) and second to the permanent reduction of the Revolving Credit Commitments. The application of prepayments referred to in the preceding sentence shall be made first to Alternate Base Rate Loans and second to Eurodollar Loans. Each mandatory prepayment of the Term Loans pursuant to this subsection 2.12(g) shall be applied to the remaining installments thereof in accordance with subsection 2.12(d). To the extent that after giving effect to any prepayment of the Loans required by the preceding sentence, the sum of the Revolving Credit Loans, Swing Line Loans and Letter of Credit Outstandings exceed the lesser of (i) the Borrowing Base and (ii) the Revolving Credit Commitments as then reduced, the Borrower shall, without notice or demand, immediately cash collateralize the then outstanding L/C Obligations in an amount equal to such excess upon terms reasonably satisfactory to the Administrative Agent.

         (h) If there shall be any reduction in the price under any of the Acquisition Documents or the Camden Acquisition Documents (other than (i) an adjustment due to working capital adjustments as contemplated by the Acquisition Documents or the Camden Acquisition Documents, as the case may be, or (ii) any reduction in the purchase price which is due to a breach of any covenant, representation or warranty in any Acquisition Agreement or Camden Acquisition Document, as the case may be, by any party thereto other than the Borrower which, due to such party's refusal or other failure to cure, is cured with such reduction) pursuant to the terms thereof, then on the same Business Day as the Borrower receives any payment in respect thereof, the Borrower shall, unless the Required Lenders and the Borrower shall otherwise agree, repay the Loans in the amount of such reduction to be applied first to the Term Loans in accordance with subsection 2.12(d) and second to the permanent reduction of the Revolving Credit Commitments. The application of prepayments referred to in the preceding sentence shall be made first to Alternate Base Rate Loans and second to Eurodollar Loans. Each mandatory prepayment of the Term Loans pursuant to this subsection 2.12(h) shall be applied to the remaining installments thereof in accordance with subsection 2.12(d). To the extent that after giving effect to any prepayment of the Loans required by the preceding sentence, the sum of the Revolving Credit Loans, Swing Line Loans and Letter of Credit Outstandings exceed the lesser of (i) the Borrowing Base and
(ii) the Revolving Credit Commitments as then reduced, the Borrower shall, without notice or demand, immediately cash collateralize the then outstanding L/C Obligations in an amount equal to such excess upon terms reasonably satisfactory to the Administrative Agent.

         (i) The provisions of this subsection 2.12 shall not be in derogation of any other covenant or obligation of the Borrower and its Subsidiaries under the Loan Documents and shall not be construed as a waiver of, or a consent to departure from, any such covenant or obligation.

         (j) Notwithstanding the foregoing provisions of this subsection 2.12, if at any time the mandatory prepayment of the Term Loans pursuant to this Agreement would result, after giving effect to the procedures set forth in this Agreement, in the Borrower incurring breakage costs and other Eurodollar Loans related costs under subsection 4.6, 4.7 or 4.8 as a result of Eurodollar Loans being prepaid other than on the last day of an Interest Period applicable thereto ("Affected Eurodollar Loans") which breakage costs are required to be paid pursuant to subsection 4.9, then, the Borrower may so long as no Default or Event of Default shall have occurred and be continuing, in its sole discretion, initially deposit a portion (up to 100%) of the amounts that otherwise would have been paid in respect to the Affected Eurodollar Loans with the Administrative Agent (which deposit must be equal in amount to the amount of Affected Eurodollar Loans not immediately prepaid) to be held as security for the obligations of the Borrower to make such mandatory prepayment pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent, with such cash collateral to be directly applied upon the first occurrence (or occurrences) thereafter of the last day of an Interest Period applicable to the relevant Term Loan that is a Eurodollar Loan (or such earlier date or dates as shall be requested by the Borrower), to repay an aggregate principal amount of such Term Loan equal to the Affected Eurodollar Loans not initially repaid pursuant to this sentence.

         2.13 Conversion and Continuation Options. (a) The Borrower may elect from time to time to convert Eurodollar Loans to Alternate Base Rate Loans, by giving the Administrative Agent at least two Business Days' prior irrevocable notice of such election, provided that, unless the Borrower elects to deposit with the Administrative Agent the amount of any breakage costs and other Eurodollar Loan related costs to be incurred by the Borrower under this Agreement with respect to the prepayment or conversion of such Eurodollar Loan prior to the end of an Interest Period, any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert Alternate Base Rate Loans to Eurodollar Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election. Any such notice of conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Administrative Agent shall promptly notify each Term Loan Lender or Revolving Credit Lender, as the case may be, thereof. All or any part of outstanding Eurodollar Loans and Alternate Base Rate Loans may be converted as provided herein, provided that (i) no Alternate Base Rate Loan may be converted into a Eurodollar Loan when any Default or Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined that such a conversion is not appropriate and (ii) any such conversion may only be made if, after giving effect thereto, subsection 2.14 shall not have been contravened.

         (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in subsection 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurodollar Loan may be continued as such (i) when any Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined that such a continuation is not appropriate or (ii) if, after giving effect thereto, subsection 2.14 would be contravened and provided, further, that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Eurodollar Loans shall be automatically converted to Alternate Base Rate Loans on the last day of such then expiring Interest Period.

         2.14 Minimum Amounts of Tranches. All borrowings, conversions and continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Loans comprising each Eurodollar Tranche shall be equal to $1,000,000 or a whole multiple of $250,000 in excess thereof and so that there shall not be more than 15 Eurodollar Tranches at any one time outstanding.

         2.15 Swing Line Commitment. (a) Subject to the terms and conditions hereof, the Swing Line Lender agrees to make swing line loans (individually, a "Swing Line Loan"; collectively, the "Swing Line Loans") to the Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding not to exceed $12,500,000, provided that at no time may the sum of the Swing Line Loans, the Revolving Credit Loans and Letter of Credit Outstandings exceed the lesser of (i) the Revolving Credit Commitments less the amount of any commitment in respect of any working capital facility described in subsection 8.2(i)(iii) and (ii) the Borrowing Base then in effect. During the Revolving Credit Commitment Period, the Borrower may use the Swing Line Commitment by borrowing, prepaying the Swing Line Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. All Swing Line Loans shall be made as Alternate Base Rate Loans and shall not be entitled to be converted into Eurodollar Loans. The Borrower shall give the Swing Line Lender irrevocable notice (which notice must be received by the Swing Line Lender prior to 12:00 Noon, New York City time) on the requested Borrowing Date specifying the amount of the requested Swing Line Loan which shall be in an aggregate minimum amount of $150,000 or a whole multiple of $25,000 in excess thereof. The proceeds of the Swing Line Loan will be made available by the Swing Line Lender to the Borrower at the office of the Swing Line Lender by 3:00 p.m. on the Borrowing Date by crediting the account of the Borrower at such office with such proceeds. The Borrower may at any time and from time to time, prepay the Swing Line Loans, in whole or in part, without premium or penalty, by notifying the Swing Line Lender prior to 12:00 Noon on any Business Day of the date and amount of prepayment. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein. Partial prepayments shall be in an aggregate principal amount of $150,000 or a whole multiple of $25,000 in excess thereof.

         (b) The Borrower agrees that, upon the request to the Administrative Agent by the Swing Line Lender, in order to evidence the Swing Line Loans the Borrower will execute and deliver to the Swing Line Lender a promissory note substantially in the form of Exhibit A-5, with appropriate insertions (as the same may be amended, supplemented, replaced or otherwise modified from time to time, the "Swing Line Note"), payable to the order of the Swing Line Lender and representing the obligation of the Borrower to pay the amount of the Swing Line Commitment or, if less, the unpaid principal amount of the Swing Line Loans, with interest thereon as prescribed in subsection 4.1. The Swing Line Lender is hereby authorized to record the Borrowing Date, the amount of each Swing Line Loan and the date and amount of each payment or prepayment of principal thereof, on the schedule annexed to and constituting a part of the Swing Line Note and any such recordation shall, in the absence of manifest error, constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure by the Swing Line Lender to make any such recordation shall not affect any of the obligations of the Borrower under such Swing Line Note or this Agreement. Any Swing Line Note shall (a) be dated the Closing Date, (b) be stated to mature on the Revolving Credit Commitment Termination Date and (c) bear interest for the period from the date thereof until paid in full on the unpaid principal amount thereof from time to time outstanding at the applicable interest rate per annum determined as provided in, and payable as specified in, subsection 4.1.

         (c) The Swing Line Lender, at any time in its sole and absolute discretion may, on behalf of the Borrower (which hereby irrevocably directs the Swing Line Lender to act on its behalf) request each Revolving Credit Lender including the Swing Line Lender, to make a Revolving Credit Loan in an amount equal to such Lender's Revolving Credit Commitment Percentage of the amount of the Swing Line Loans outstanding on the date such notice is given (the "Refunded Swing Line Loans"). Unless any of the events described in paragraph
(f) of Section 9 shall have occurred with respect to the Borrower (in which event the procedures of paragraph (e) of this subsection 2.15 shall apply) each Revolving Credit Lender shall make the proceeds of its Revolving Credit Loan available to the Administrative Agent for the account of the Swing Line Lender at the office of the Administrative Agent specified in subsection 12.2 prior to 12:00 Noon (New York City time) in funds immediately available on the Business Day next succeeding the date such notice is given. The proceeds of such Revolving Credit Loans shall be immediately applied to repay the Refunded Swing Line Loans. Effective on the day such Revolving Credit Loans are made, the portion of the Swing Line Loans so paid shall no longer be outstanding as Swing Line Loans, shall no longer be due under any Swing Line Note and shall be due under the respective Revolving Credit Loans issued to the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitment Percentages. The Borrower authorizes the Swing Line Lender to charge the Borrower's accounts with the Administrative Agent (up to the amount available in each such account) in order to immediately pay the amount of such Refunded Swing Line Loans to the extent amounts received from the Revolving Credit Lenders are not sufficient to repay in full such Refunded Swing Line Loans.

         (d) Notwithstanding anything herein to the contrary, the Swing Line Lender shall not be obligated to make any Swing Line Loans if the conditions set forth in subsection 6.2 have not been satisfied.

         (e) If prior to the making of a Revolving Credit Loan pursuant to paragraph (c) of subsection 2.15 one of the events described in paragraph (f) of Section 9 shall have occurred and be continuing with respect to the Borrower, each Revolving Credit Lender will, on the date such Revolving Credit Loan was to have been made pursuant to the notice in subsection 2.15(c), purchase an undivided participating interest in the Refunded Swing Line Loan in an amount equal to (i) its Revolving Credit Commitment Percentage times (ii) the Refunded Swing Line Loans. Each Revolving Credit Lender will immediately transfer to the Swing Line Lender, in immediately available funds, the amount of its participation, and upon receipt thereof the Swing Line Lender will deliver to such Revolving Credit Lender a Swing Line Loan Participation Certificate dated the date of receipt of such funds and in such amount.

         (f) Whenever, at any time after any Revolving Credit Lender has purchased a participating interest in a Swing Line Loan, the Swing Line Lender receives any payment on account thereof, the Swing Line Lender will distribute to such Revolving Credit Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Credit Lender's participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Swing Line Lender is required to be returned, such Revolving Credit Lender will return to the Swing Line Lender any portion thereof previously distributed by the Swing Line Lender to it.

         (g) Each Revolving Credit Lender's obligation to make the Loans referred to in subsection 2.15(c) and to purchase participating interests pursuant to subsection 2.15(e) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Revolving Credit Lender or the Borrower may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default; (iii) any adverse change in the condition (financial or otherwise) of the Borrower; (iv) any breach of this Agreement or any other Loan Document by the Borrower, Holdings, any of their Subsidiaries or any other Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

                                                                 SCHEDULE 1.1 TO
                                                                       AMENDMENT


 ADDRESSES FOR NOTICES; REVOLVING CREDIT COMMITMENTS; TERM LOANS OUTSTANDING


THE BANK OF NEW YORK

Address for Notice:
One Wall Street
New York, NY 10286
Attention: John Lambert
Telecopy: (212) 635-1208

Revolving Credit Commitment: $6,000,000.00
Tranche A Term Loan Outstanding: $2,000,000.00
Tranche B Term Loan Outstanding: 0.00


BANK OF SCOTLAND

Address for Notice:
565 Fifth Avenue
New York, NY 10017
Attention: Cynthia Hines
Telecopy: (212) 682-5720

Revolving Credit Commitment: $3,937,500.00
Tranche A Term Loan Outstanding: $1,312,500.00
Tranche B Term Loan Outstanding: 0.00


BANK OF TOKYO-MITSUBISHI TRUST COMPANY

Address for Notice:
1251 Avenue of the Americas
New York, NY 10020
Attention: Dave McLaughlin
Telecopy: (212) 782-4981

Revolving Credit Commitment: $3,937,500.00
Tranche A Term Loan Outstanding: $1,312,500.00
Tranche B Term Loan Outstanding: 0.00


BANKERS TRUST COMPANY

Address for Notice:
130 Liberty Street
New York, NY 10006
Attention: Gina Thompson
Telecopy: (212) 250-7218

Revolving Credit Commitment: $6,000,000.00
Tranche A Term Loan Outstanding: $2,000,000.00
Tranche B Term Loan Outstanding: $3,000,000.00

BANQUE FRANCAISE DU COMMERCE EXTERIEUR

Address for Notice:
645 Fifth Avenue
New York, NY 10022
Attention: Frederick Kammler
Telecopy: (212) 872-5045

Revolving Credit Commitment: $4,500,000.00
Tranche A Term Loan Outstanding: $1,500,000.00
Original Tranche B Term Loan Outstanding: 0.00


BANQUE PARIBAS

Address for Notice:
2121 San Jacinto Street
Suite 930
Dallas, TX 75201
Attention: Deanna Walker
Telecopy: (214) 969-0260

Revolving Credit Commitment: $3,937,500.00
Tranche A Term Loan Outstanding: $1,312,500.00
Tranche B Term Loan Outstanding: 0.00


CAISSE NATIONALE DE CREDIT AGRICOLE

Address for Notice:
55 East Monroe Street
Suite 4700
Chicago, IL 60603-5702
Attention: Paul Dytrych
Telecopy: (312) 372-3724

Revolving Credit Commitment: $6,000,000.00
Tranche A Term Loan Outstanding: $2,000,000.00
Tranche B Term Loan Outstanding: 0.00

                                                                               3
THE CHASE MANHATTAN BANK

Address for Notice:

c/o Chase Securities Inc.
10 South LaSalle Street
23rd Floor
Chicago, Illinois 60603
Attention: Jonathan Twichell
Telecopy: (312) 346-9310

Revolving Credit Commitment: $11,812,500.00
Tranche A Term Loan Outstanding: $3,937,500.00
Tranche B Term Loan Outstanding: $55,500,000.00


CITY NATIONAL BANK

Address for Notice:
400 North Roxbury Dr., Third Floor
Beverly Hills, CA 90210
Attention: Kim Bingham
Telecopy: (310) 888-6152

Revolving Credit Commitment: $3,750,000.00
Tranche A Term Loan Outstanding: $1,250,000.00
Tranche B Term Loan Outstanding: $0.00


DEBT STRATEGIES FUND, INC.

Address for Notice:
800 Scudders Mill Road
 Area 2C
Plainsboro, NJ 08536
Attention: Gilles Marchand
Telecopy: (609) 282-2550

Revolving Credit Commitment: 0.00
Tranche A Term Loan Outstanding: 0.00
Tranche B Term Loan Outstanding: $5,000,000.00


DEEPROCK & COMPANY

Address for Notice:
24 Federal Street, 6th floor
Boston, MA 02110
Attention: Eaton Vance Management
Telecopy: (617) 695-9594

Revolving Credit Commitment: 0.00
Tranche A Term Loan Outstanding: 0.00
Tranche B Term Loan Outstanding: $2,000,000.00

GENERAL ELECTRIC CAPITAL CORPORATION

Address for Notice:
201 High Ridge Road
Stamford, CT 06927
Attention: Roger Burns
                                                                               4
Telecopy: (203) 316-7978

Revolving Credit Commitment: $3,937,500.00
Tranche A Term Loan Outstanding: $1,312,500.00
Tranche B Term Loan Outstanding: 0.00


HELLER FINANCIAL, INC.

Address for Notice:
500 West Monroe Street
Chicago, IL 60661
Attention: Linda Wolf
Telecopy: (312) 441-7357

Revolving Credit Commitment: $6,000,000.00
Tranche A Term Loan Outstanding: $2,000,000.00
Tranche B Term Loan Outstanding: 0.00


THE INDUSTRIAL BANK OF JAPAN, LIMITED

Address for Notice:
1251 Avenue of the Americas
 32nd Floor
New York, NY 10020-1104
Attention: Jennifer McNamara
Telecopy: (212) 282-4490

Revolving Credit Commitment: $3,937,500.00
Tranche A Term Loan Outstanding: $1,312,500.00
Tranche B Term Loan Outstanding: 0.00


KZH HOLDING CORPORATION

Address for Notice:
c/o The Chase Manhattan Bank
450 West 33rd Street, 15th Floor
New York, NY 10001
Attention: Robert Goodwin
Telecopy: (212) 964-7776

Revolving Credit Commitment: 0.00
Tranche A Term Loan Outstanding: 0.00
Original Tranche B Term Loan Outstanding: $3,500,000.00


THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, NEW YORK BRANCH

Address for Notice:
165 Broadway
49th Floor
New York, NY 10006
Attention: Frank H. Madden, Jr.
Telecopy: (212) 608-2371

Revolving Credit Commitment: $6,750,000.00
Tranche A Term Loan Outstanding: $2,250,000.00
Tranche B Term Loan Outstanding: 0.00

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

Address for Notice:
800 Scudders Mill Road
 Area 2C
Plainsboro, NJ 08536
Attention: Gilles Marchand
Telecopy: (609) 282-2550

Revolving Credit Commitment: 0.00
Tranche A Term Loan Outstanding: 0.00
Tranche B Term Loan Outstanding: $20,000,000.00

THE MITSUBISHI TRUST AND BANKING CORPORATION

Address for Notice:
520 Madison Avenue
 25th Floor
New York, NY 10022
Attention: Anthony James Rock
Telecopy: (212) 644-6825

Revolving Credit Commitment: $4,500,000.00
Tranche A Term Loan Outstanding: $1,500,000.00
Tranche B Term Loan Outstanding: 0.00


ML CBO IV (CAYMAN) LTD.

Address for Notice:
1150 Two Galleria Tower
13455 Noel Road-LB#45
Dallas, Texas 75240
Attention: Mark Okada
Telecopy: (972) 233-4343

Revolving Credit Commitment: 0.00
Tranche A Term Loan Outstanding: 0.00
Tranche B Term Loan Outstanding: $6,500,000.00


PRIME INCOME TRUST

Address for Notice:
Two World Trade Center, 72nd Floor
New York, NY 10048
Attention: Louis Pistecchia
Telecopy: (212) 392-5345

Revolving Credit Commitment: 0.00
Tranche A Term Loan Outstanding: 0.00
Tranche B Term Loan Outstanding: $13,000,000.00

SENIOR DEBT PORTFOLIO

Address for Notice:
24 Federal Street, 6th floor
Boston, MA 02110
Attention: Gretchan Bergstresser
Telecopy: (617) 695-9594

Revolving Credit Commitment: 0.00
Tranche A Term Loan Outstanding: 0.00
Tranche B Term Loan Outstanding: $24,000,000.00


VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

Address for Notice:
One Parkview Plaza
Oakbrook Terrace, IL 60181
Attention: Jeffrey Maillet
Telecopy: (630) 684-6740

Revolving Credit Commitment: 0.00
Tranche A Term Loan Outstanding: 0.00
Tranche B Term Loan Outstanding: $28,000,000.00

                                                                 SCHEDULE 5.4 TO
                                                                       AMENDMENT


                               REQUIRED CONSENTS


                                    - NONE -